STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
General and administrative expenses
General and administration (Notes 9 and 10)	$ 241,376	$ 182,241	$ 159,202
Operating loss	(241,376)	(182,241)	(159,202)
Interest expense (Note 9)	(41,422)	(62,196)	(32,593)
Net loss for the year	(282,798)	(244,437)	(191,795)
Other comprehensive income (loss)
Changes in fair value of investment (Note 7)	(2,325,671)	6,106,163	0
Comprehensive income (loss) for the year	$ (2,608,469)	$ 5,861,726	$ (195,795)
Loss per common share
- Basic and diluted	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of shares outstanding, basic and diluted	916,231,001	861,082,371	861,082,371